SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------




                                    FORM 8-K

                                 Current Report
                                 --------------



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 20, 1999



                           Merit Medical Systems, Inc
                           --------------------------
             (Exact name of registrant as specified in its charter)



              Utah                                          0-18592
              ----                                          -------
(State or other jurisdiction of                      (Commission File No.)
        incorporation)

                                   87-0447696
                                   ----------
                        (IRS Employer Identification No.)




                             1600 West Merit Parkway
                            South Jordan, Utah 84095
                            ------------------------
              (Address of principal executive, including zip code)




                                (801) 253-1600
                                ---------------
              (Registrant's telephone number, including area code)




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                                TABLE OF CONTENTS


                                                                Page
                                                                ----
         Item. 2   Acquisition of Disposition of Assets          3
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         Item 7  . Financial Statements and Exhibits             4
                   ---------------------------------


         SIGNATURES                                              5



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         Item.2   Acquisition or  Disposition of Assets of Angleton  Division of
Mallinckrodt, Inc.
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         Merit Medical Systems,  Inc. ("the Company") is reporting the following acquisition as required pursuant to the Securities Exchange Act of 1934:

         Acquisition of the Angleton catheter  division of Mallinckrodt  Medical
Inc.:
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         Pursuant to an agreement  entered into on August 20, 1999,  the Company completed the acquisition of substantially all of the assets of the Angleton catheter division of Mallinckrodt Medical Inc. [Angleton] is engaged in the manufacture and distribution of catheters and other medical devices. The assets purchased from Angleton consist principally of the plant, equipment, inventory and used intangible assets in Angleton Medical device business. The Company intends to use all such assets to continue and expand its medical device business.

         The purchase price for the Angleton assets was $7,418,618 in cash. In connection with the purchase, the Company assumed, certain contracts, and entered into non-competition agreements with the former principles of Angleton. The purchase price for the assets and business was determined in arms-length negotiations conducted by principals of the Company and representatives of Angleton. There was no material relationship between the owners of Angleton and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer. The initial purchase price for the Angleton assets was funded through borrowing against the Company's credit facility.


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Item 7: Finanical Statements and Exhibits
        ---------------------------------
         (a)   Financial statements of business acquired
                  Not applicable

         (b)   Pro Forma financial information
                  Not applicable

         (c)   Exhibits
                  10.1 Acquisition Agreement

                  99.1 Press Release dated August 25, 1999



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereto duly authorized.


                            Merit Medical Systems Inc.


                                            /s/Kent Stanger
                                            ---------------
                                            Kent Stanger
                                            CFO


September 7, 1999

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